November 8, 2017

DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio

Supplement to Summary and Statutory Prospectus

dated May 1, 2017

The following information supersedes and replaces the first paragraph in "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the statutory prospectus:

To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index and in futures whose performance is tied to the index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index.

Index sampling risk is deleted from "Principal Risks" in the summary prospectus and "Fund Summary – Principal Risks" in the statutory prospectus.

The following information supersedes and replaces the first paragraph in "Fund Details – Goal and Approach" in the statutory prospectus:

The fund seeks to match the performance of the S&P SmallCap 600 Index.  To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600 Index and in futures whose performance is tied to the index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index. Sampling is a statistical process used to select stocks based on market capitalization, industry representation and other means so that the portfolio has investment characteristics that closely approximate those of the index.

The fourth paragraph in "Fund Details – Goal and Approach" in the statutory prospectus is deleted.

Index sampling risk is moved from the fourth paragraph in "Fund Details – Investment Risks" in the statutory prospectus to the second paragraph  under the header stating that the following additional risks are not anticipated to be principal risks of investing in the fund.

0410STK1117

November 8, 2017

DREYFUS INVESTMENT PORTFOLIOS

Small Cap Stock Index Portfolio

Supplement to Statement of Additional Information

dated May 1, 2017, as revised or amended

May 2, 2017

The following information supersedes and replaces the information for SCSIP contained in "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

SCSIP	Warren E. Carlson, H. Lara Dalisay, Rebecca Gao, David France, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong

IPSRG-SAISTK-1117